UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event Reported): May 23, 2025
COLONY BANKCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

Georgia	001-42397	58-1492391
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
115 South Grant Street, Fitzgerald, Georgia 31750
(Address of Principal Executive Offices) (Zip Code)
(229) 426-6000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $1.00 per share	CBAN	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As of May 22, 2025, Edward P. Loomis, Jr. retired from service as a member of the Board of Directors of Colony Bankcorp, Inc. (the “Company”) and Colony Bank (the “Bank”), as previously disclosed in the Company’s Current Report on Form 8-K filed on March 19, 2025.

Mr. Loomis’s retirement did not arise or result from any disagreement with the Company on any matters relating to the Company’s operations, policies or practices.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 22, 2025, the Company held its Annual Meeting. As of March 28, 2025, the record date for the Annual Meeting, 17,481,709 shares of the Company's common stock were outstanding and entitled to vote at the Annual Meeting. A total of 12,923,065 shares, or 73.92% of Colony's common stock, constituting a quorum, were represented in person or by proxy at the Annual Meeting.

The Company's shareholders voted on five proposals at the Annual Meeting. The final results of the votes, including the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, relating to each matter are as follows:

Proposal 1. The election of eight directors to constitute the Company's Board of Directors to serve until the 2026 annual meeting of shareholders and until their successors are elected and qualified:

	Votes For	Votes Withheld	Broker Non-Votes
Scott L. Downing	10,809,454	201,319	1,912,292
T. Heath Fountain	10,850,667	160,106	1,912,292
Audrey D. Hollingsworth	10,900,117	110,656	1,912,292
Paul Joiner, III	10,939,155	71,618	1,912,292
Mark H. Massee	10,797,287	213,486	1,912,292
Meagan M. Mowry	10,589,990	420,783	1,912,292
Matthew D. Reed	10,746,171	264,602	1,912,292
Brian D. Schmitt	10,843,437	167,336	1,912,292

Proposal 2. The approval of an advisory “say on pay” resolution supporting the compensation plan for the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
10,007,380	661,860	341,533	1,912,292

Proposal 3. The frequency of a shareholder advisory vote on executive compensation:

1 Year	2 Year	3 Year	Abstain
10,027,286	38,566	636,512	308,409

Proposal 4. The approval of The Colony Bankcorp, Inc. Stock Purchase Plan:

For	Against	Abstain	Broker Non-Votes
10,823,225	165,057	22,491	1,912,292

Proposal 5. The ratification of the appointment of Mauldin & Jenkins, LLC as the Company’s independent registered public accounting firm for the year ended December 31, 2025:

For	Against	Abstain	Broker Non-Votes
12,866,054	52,819	4,192	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLONY BANKCORP, INC.

Date: May 23, 2025	By:	/s/ T. Heath Fountain
T. Heath Fountain
Chief Executive Officer